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                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints James A. Parke, Kathryn A. Cassidy and Brian T. McAnaney, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Corporation's debt securities, preferred stock, guarantees and letters of credit, (ii) a Registration Statement of the Corporation on Form S-3 under the Securities Act with respect to the Corporation's Variable Denomination Floating Rate Demand Notes, (iii) a Registration Statement relating to the offerings covered hereby filed pursuant to Rule 462(b) under the Securities Act and (iv) any and all amendments and post-effective amendments relating to such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 17th day of November, 2005.

/s/ Jeffrey R. Immelt
----------------------------------
Jeffrey R. Immelt
Chief Executive Officer
and Director
(Principal Executive Officer)

/s/ James A. Parke                         /s/ Philip D. Ameen
----------------------------------         ------------------------------------
James A. Parke                             Philip D. Ameen
Vice Chairman, Chief Financial             Senior Vice President and Controller
Officer and Director                       (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Kathryn A. Cassidy
----------------------------------
Kathryn A. Cassidy
Senior Vice President -
Corporate Treasury
and Global Funding Operation

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/s/ Charles E. Alexander                   /s/ John H. Myers
----------------------------------         ------------------------------------
Charles E. Alexander                       John H. Myers
Director                                   Director

/s/ David L. Calhoun                       /s/ Michael A. Neal
----------------------------------         ------------------------------------
David L. Calhoun                           Michael A. Neal
Director                                   Director

/s/ James A. Colica                        /s/ David R. Nissen
----------------------------------         ------------------------------------
James A. Colica                            David R. Nissen
Director                                   Director

/s/ Pamela Daley                           /s/ Ronald R. Pressman
----------------------------------         ------------------------------------
Pamela Daley                               Ronald R. Pressman
Director                                   Director

/s/ Dennis D. Dammerman                    /s/ John G. Rice
----------------------------------         ------------------------------------
Dennis D. Dammerman                        John G. Rice
Director                                   Director

/s/ Brackett B. Denniston                  /s/ John M. Samuels
----------------------------------         ------------------------------------
Brackett B. Denniston                      John M. Samuels
Director                                   Director

/s/ Arthur H. Harper                       /s/ Keith S. Sherin
----------------------------------         ------------------------------------
Arthur H. Harper                           Keith S. Sherin
Director                                   Director

                                           /s/ Robert C. Wright
                                           ------------------------------------
                                           Robert C. Wright
                                           Director

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